Other Income Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Component of Other Expense, Nonoperating [Abstract]
Foreign exchange rate gains (losses), net	$ 6,069	$ (473)	$ (16,179)
Equity gains (losses) on unconsolidated affiliates	2,743	2,909	(5,163)
Noncontrolling investment basis adjustment	2,783
Other	6,083	(5,224)	1,067
Total	$ 17,678	$ (2,788)	$ (20,275)